ACQUISITION OF CONSTELLIUM-BOWLING GREEN	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF CONSTELLIUM-BOWLING GREEN
NOTE 3 - ACQUISITION OF CONSTELLIUM-BOWLING GREEN
Constellium-UACJ ABS LLC was a joint venture in which Constellium held a 51% interest and was created in 2014. The joint venture started its operations in 2016, operating a facility located in Bowling Green, Kentucky and supplying aluminium sheet to the North American automotive industry. At creation date, we determined that, under the terms of the joint venture agreement, we did not control Constellium- UACJ ABS LLC because our existing rights associated with the decision-making process did not give us the ability to direct the relevant activities of the joint venture unilaterally and as a result, Constellium did not have power over the joint venture until January 10, 2019.
The acquisition of 49% of Constellium-UACJ ABS LLC was completed on January 10, 2019, strengthening our position in the North American Auto Body Sheet market. The entity was renamed Constellium Bowling Green LLC ("Bowling Green") and is fully consolidated in 2019.
In accordance with IFRS 3 - Business combinations, Constellium has recognized the assets acquired and liabilities assumed, measured at fair value at the acquisition date. The following table reflects the goodwill arising as a result of the allocation of purchase price to the Bowling Green assets acquired and liabilities assumed at January 10, 2019:

(in millions of Euros)	Fair Value
Cash and cash equivalents	4
Trade receivables and other	49
Inventories	65
Property, plant and equipment	165
Deferred tax assets	3
Trade payables and other	(41)
Borrowings	(75)
Net asset acquired at fair value	170
Goodwill	24
Total Consideration	194

Total consideration includes €87 million of cash consideration paid for the 49% stake in Constellium-UACJ ABS LLC, €69 million for the fair value of Constellium’s previously held interest in Constellium-UACJ ABS LLC and €38 million from the effective settlement of preexisting trade receivables with Constellium-UACJ ABS LLC.
Property, Plant and Equipment, Inventories and Borrowings were remeasured at fair value. The €24 million of goodwill is the result of expected synergies and will be amortized over 15 years for tax purposes.
Considering the industries served, its major customers and product lines, Bowling Green and its related assets and liabilities are included in the Packaging and Automotive Rolled Products (P&ARP) operating segment.
Acquisition costs were recognized as expenses in Other gains / (losses) - net in the Consolidated Income Statement (€1 million in 2019).
For the year-ended December 31, 2019, Bowling Green revenue was €333 million and net loss of €48 million.